                                                                 EXHIBIT 10.3

                             AIMCO PROPERTIES, L.P.

                                SECOND AMENDMENT
                              TO CREDIT AGREEMENT


              This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May __, 1998 (the "Amendment Effective Date") and entered into by and among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for Lenders ("AGENT"), and BANKBOSTON, N.A. as one of the Lenders and the Documentation Agent and is made with reference to that certain Credit Agreement dated as of January 26, 1998, (as amended by that certain First Amendment to Credit Agreement dated as of May 8, 1998 (the "FIRST AMENDMENT") and by this Amendment, the "CREDIT AGREEMENT"), by and among Borrower, Lenders and Agent. Capitalized terms used in this Amendment without definition are used as defined in the Credit Agreement. The Guarantor Subsidiaries set forth on pages S-6 through S-9 are only a party to this Amendment for the purposes of Section 5 and are not a party to the Credit Agreement.

                                    RECITAL

              WHEREAS, Borrower and Lenders desire to amend the Credit Agreement to (a) provide for an increase in the Aggregate Commitment to $155,000,000 until November 1, 1998 and thereafter reduce the Aggregate Commitment to $50,000,000, (b) to modify the calculation of Total Available Commitments to include certain value attributable to certain bonds owned by a Subsidiary of Borrower until November 1, 1998, and (c) make certain other amendments as more specifically set forth below;

              NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

              1.1  AMENDMENTS TO SECTION 1:  PROVISIONS RELATING TO DEFINED
                     TERMS

              A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted into subsection 1.1 in the proper alphabetical order:

       "BORROWING RATIO" means the quotient of 1 divided by 1.75, multiplied by 100 and expressed as a percentage.

       "PALENCIA BOND" means that certain bond titled "State of Florida Housing Finance Agency Multifamily Housing Revenue Refunding Bond 1994 Series A (Palencia Apartments Project)", dated March 31, 1994 with a maturity of March 1, 2024 and in the original principal amount of $13,250,000. As of the date hereof, the registered owner of the Palencia Bond is Ambassador X, L.P., a Delaware limited partnership.

       "PALENCIA BOND DOCUMENTS" means the documents and instruments evidencing
the Palencia Bond, including the following:        (1) Loan Agreement, dated as
of March 1, 1994 between the Florida Housing Financing Agency ("AGENCY") and FPI Palencia, Ltd., ("DEVELOPER"); (2) $13,250,000 Promissory Note, dated March 31, 1994; (3) Amended and Restated Land Use Restriction Agreement, dated as of March 1, 1994, among the Agency, the Developer and Sun Bank, National Association ("TRUSTEE"); (4) First Mortgage and Security Agreement, dated as of March 1, 1994, from the Developer to the Trustee for the benefit of the Agency;
(5) Assignment of Rents and Leases, dated as of March 1, 1994, from the Developer to the Agency; (6) Environmental Indemnity Agreement, dated as of March 1, 1994, from the Developer, Avron B. Fogelman and Fogelman Enterprises, L.P. to the Agency, the Trustee, and General Electric Capital Corporation; and
(7) together with all other related documents and agreements executed in connection with and evidencing or securing the Palencia Bonds.

       "PALENCIA BOND VALUE" means, as of any date, if the Palencia Property is in the Unencumbered Asset Pool, an amount equal to the product of (X) the Borrowing Ratio times (Y) the lesser of (a) the outstanding principal amount of the Palencia Bond as of such date or (b) $13,250,000; provided, however, that from and after the Reduction Date, the Palencia Bond Value shall be zero ($0).

       "PALENCIA PROPERTY" means the multifamily apartment Property owned by Ambassador X, L.P. which is located in Hillsborough County, Florida and commonly known as "Palencia Apartments."

              B. SUBSECTION 1.1 of the Credit Agreement is hereby further amended by deleting each of the following definitions:

       (a)    Aggregate Commitment;

       (b)    Guarantor Subsidiaries; and

       (c)    Tranche B.

therefrom in their entirety and substituting the following therefor:

       "Aggregate Commitment" means the combined Commitments of the Lenders in respect of Tranche A and Tranche B which is $155,000,000; provided, however, that in all events and from and after the Reduction Date, the Aggregate Commitment shall only include the Commitments of the Lenders in respect of Tranche A, the amount of which shall not exceed $50,000,000.

       "Guarantor Subsidiaries" means AIMCO Holdings QRS, Inc., a Delaware corporation, AIMCO/OTC QRS, Inc., a Delaware corporation, AIMCO Holdings, L.P., a Delaware limited partnership, AIMCO-GP, Inc., a Delaware corporation, AIMCO-LP, Inc., a Delaware corporation, AIMCO Properties Finance Corp., a Delaware corporation, AIMCO Somerset, Inc., a Delaware corporation, NHP Management Company, a District of Columbia corporation, Property Asset Management Services, L.P., a Delaware limited partnership, Property Asset Management Services, Inc., a Delaware corporation, Property Asset Management Services-CA, LLC, a California limited liability company, Ambassador II, L.P., a Delaware limited partnership, and Ambassador X, L.P., a Delaware limited partnership, together with such other Persons that execute and deliver to the Agent for the ratable benefit of the Lenders a guaranty of the Obligations in the form of Exhibit F1 if the Person is a qualified REIT subsidiary or Exhibit F2 if the Person is not a qualified REIT subsidiary.

       "Tranche B" means the $105,000,000 portion of the Aggregate Commitments, of which $30,000,000 shall not be available until May __, 1998. Tranche B Funds may only be borrowed if Tranche A is fully disbursed. Availability under Tranche B shall terminate on the Business Day prior to the Reduction Date.

              C. Subsection 1.1 of the Credit Agreement is hereby further amended by adding to the definition of "Total Available Commitments" the following clause (AA) after Clause (Z) thereof:

                     PLUS (AA) an amount equal to the Palencia Bond Value;

              1.2    AMENDMENTS TO SECTION 7:  BORROWER'S NEGATIVE COVENANTS

              A. Section 7.1 of the Credit Agreement is hereby amended by adding thereto the following subsection 7.1(j):

                     (j) Palencia Bond. Any Lien pursuant to the Palencia Bond Documents existing on the date hereof, together with the Lien created and evidenced by the Pledge and Security Agreement dated as of April 14, 1998 as in effect on the date hereof by and between Borrower, as lender, and Ambassador X, L.P., as pledgor.

              B. Section 7.2 of the Credit Agreement is hereby amended by adding thereto the following subsection 7.2(i):

                     (i) Palencia Bond. The Indebtedness evidenced by the Palencia Bond and the obligation to repay the Palencia Bonds.

              C. Section 7.5 Disposition of Properties is hereby amended by deleting Section 7.5(a) therefrom and substituting the following as Section 7.5(a):

                     (a) make any Disposition of any Unencumbered Asset Pool Property or enter into any agreement to do so, provided, however, so long as no Default or Event of Default is then continuing, Borrower may (i) sell or refinance a Property in the Unencumbered Asset Pool or (ii) make a Disposition of the Palencia Bonds, in either case by paying to the Agent for distribution to the Lenders an amount equal to the amount which would be required to be paid to the Lenders so that the Outstanding Amount of the Loans immediately after such Disposition would not exceed the Total Available Commitment (calculated without including the Property so sold or refinanced or the Palencia Bond Value, as applicable);

              D. Section 7.8 Investments is hereby amended by deleting therefrom subsection 7.8(i) and substituting the following:

                     (i) cash, Cash Equivalents and, until the Reduction Date, the Palencia Bonds;

              1.3    SUBSTITUTION OF SCHEDULES

              SCHEDULE 2.1(A)(I): LENDERS' COMMITMENTS. Schedule 2.1(a)(i) to the Credit Agreement is hereby deleted from the Credit Agreement and replaced with the substituted Schedule 2.1(a)(i)-1 attached hereto and from and after the Reduction Date Schedule 2.1(a)(i)-1 shall be replaced with Schedule 2.1(a)(i)-2 attached hereto.

              1.4    UNENCUMBERED ASSET POOL; ADDITIONS AND EXCLUSIONS OF
PROPERTIES

              SECTION 2.13 of the Credit Agreement is hereby amended by adding thereto the following as subsection 2.13(a)(iv):

                     (iv) Palencia Property. The Palencia Property is hereby added to the Unencumbered Asset Pool for purposes of compliance with Articles, V, VI and VII of the Credit Agreement, notwithstanding the Liens encumbering such Property which Liens shall constitute Permitted Liens; provided, however, that it shall be excluded from the Unencumbered Asset Pool upon the occurrence of (i) any event described in Section 2.13(b) or (ii) any pledge, transfer, sale, exchange, remarking or refunding of the Palencia Bond. Any calculations in respect of Unencumbered Asset Pool Value shall not take into account any amount whatsoever in respect of the Palencia Property, other than the Palencia Bond Value.

              1.5    AMENDMENT TO SECTION 5:  REPRESENTATIONS AND WARRANTIES

              SECTION 5 of the Credit Agreement is hereby amended by adding thereto the following as subsection 5.27:

                     5.27 Palencia Bond. Ambassador X, L.P. is the sole owner of the Palencia Bond. The Palencia Bond is not encumbered by any Liens other than the Lien of that certain Pledge and Security Agreement dated as of April 16, 1998 by and between Ambassador X, L.P. and Borrower, as in effect on the date hereof. Notwithstanding Section 5.6, the Liens on the Palencia Property existing on the date hereof constitute Permitted Liens.

              SECTION 2.    ADDITIONAL NOTES

              Borrower agrees to execute and deliver to Agent for Lenders an additional Note (each an "ADDITIONAL NOTE" and collectively the "ADDITIONAL NOTES"), in the form of the Note with appropriate insertions, to evidence Loans in excess of the Aggregate Commitment as in effect prior to the Amendment Effective Date. Each of the parties hereto hereby acknowledges and agrees that each Additional Note is a Note for all purposes under the Credit Agreement and the other Loan Documents and that the loans evidenced by the Additional Notes shall constitute Loans for all purposes under the Credit Agreement and the other Loan Documents. Loans in respect of Tranche A or Tranche B shall be evidenced by separate Notes, notwithstanding that the same Lender may be making such Loans.


              SECTION 3.    CONDITIONS TO EFFECTIVENESS

              This Amendment shall become effective on the Amendment Effective Date, if each of the following conditions are satisfied:

              A. Borrower has delivered to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated as of the Amendment Effective Date:

                     1. A good standing certificate from the Secretary of State of the State of organization of the REIT and Borrower and each of the Guarantor Subsidiaries, each dated a recent date prior to or on the Amendment Effective Date;

                     2. A certificate of the secretary of the REIT certifying that except as disclosed therein, the Organizational Documents of the REIT, Borrower and, the Guarantor Subsidiaries have not been modified in any material respect since May 8, 1998.

                     3. Resolutions and certificates conforming to the requirements of Sections 4.1(iv)(A) and (B) of the Credit Agreement authorizing and approving the Amendment and the other documents to be delivered hereunder and the borrowing of the Loans in respect of the $30,000,000 increase in Tranche B evidenced by this Amendment and the First Amendment; and

                     4. Executed copies of this Amendment and the Additional Notes and any required guaranties from the additional Guarantor Subsidiaries.

              B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of counsel for Borrower and the Guarantor Subsidiaries in form and substance satisfactory to Agent and its counsel, dated as of the Amendment Effective Date with respect to the validity, binding effect and enforceability of the Credit Agreement and due authorization, execution and delivery thereof, and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

              C. Concurrently with the due execution and delivery of this Agreement by Borrower, the Agent and each of the Lenders which are the initial Lenders party to the Credit Agreement, Borrower shall pay to BofA an arrangement fee in respect of the $30,000,000 increase in Tranche B as set forth in a separate letter agreement dated as of the Amendment Effective Date between Borrower and BofA.

              D. Borrower shall pay all amounts which it is required to pay pursuant to Section 6(B) of this Amendment.


              SECTION 4.    BORROWER'S REPRESENTATIONS AND WARRANTIES

              In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

              A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered by Borrower pursuant to the Amendment, to issue the Additional Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement.

              B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the Additional Notes and the performance of the Credit Agreement and the issuance, delivery and payment of the Additional Notes have been duly authorized by all necessary corporate action on the part of Borrower and the other parties delivering any of such documents, as the case may be.

              C. NO CONFLICT. The execution and delivery by Borrower and the Guarantor Subsidiaries of this Amendment and the performance by Borrower of the Credit Agreement and the issuance, delivery and payment of the Additional Notes by Borrower do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, their respective Organizational Documents or any order, judgment or decree of any court or other agency of government binding on Borrower, the REIT or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower, the REIT or any of their Subsidiaries, or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries.

              D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower and the Guarantor Subsidiaries of this Amendment and the performance by Borrower and the Guarantor Subsidiaries of the Credit Agreement and the issuance, delivery and payment of the Additional Notes by Borrower do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

              E. BINDING OBLIGATION. This Amendment and the Credit Agreement have been duly executed and delivered by Borrower and the Guarantor Subsidiaries, as applicable, and are, and the Additional Notes, when executed and delivered, will be the legally valid and binding obligations of Borrower and the Guarantor Subsidiaries, as applicable, enforceable against Borrower and/or the Guarantor Subsidiaries, as applicable, in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

              F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except Section 5.5 and other representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

              G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

              SECTION 5.    ACKNOWLEDGEMENT AND CONSENT

              Guarantor Subsidiaries are party to the Guaranties, in each case as amended through the date hereof, pursuant to which Guarantor Subsidiaries have guarantied the Obligations. Nothing in this Section 5 shall be construed to make the Guarantor Subsidiaries a party to the Credit Agreement or to create any obligation in respect thereof except pursuant to each Guaranty.

              Each Guarantor Subsidiary hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor Subsidiary hereby confirms that each Guaranty to which it is a party or otherwise bound will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the "Indebtedness" (as defined in the applicable Guaranty), including without limitation the payment and performance of all such "Indebtedness," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Guarantor Subsidiary hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Credit Agreement includes the obligations of Borrower under the Additional Notes.

              Each Guarantor Subsidiary acknowledges and agrees that any Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor Subsidiary represents and warrants that all representations and warranties contained in the Credit Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

              Each Guarantor Subsidiary other than Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor Subsidiary is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor Subsidiary to any future amendments to the Credit Agreement.

              SECTION 6.  MISCELLANEOUS

              A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

              (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

              (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

              B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

              C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

              D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrower and the Requisite Lenders, and receipt by Borrower and Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.

                 [Signatures on Attached Pages S-1 through S-8]

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.


                                           BORROWER


                                           AIMCO PROPERTIES, L.P.,
                                           a Delaware limited partnership


                                           By:    AIMCO -GP, Inc., a Delaware
                                                  corporation, its general
                                                  partner


                                                  By: /s/ PETER K. KOMPANIEZ
                                                     -------------------------
                                                         Peter K. Kompaniez
                                                         Vice President

                                           Notices to be sent to:

                                           1873 South Bellaire Street
                                           17th Floor
                                           Denver, Colorado 80222
                                           Attention: Peter K. Kompaniez,
                                                         Vice President
                                           Facsimile: (303) 757-8735

                                           B OF A


                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION,
                                           as a Lender and as the Issuing Lender



                                           By: /s/ MARY BOWMAN
                                              --------------------------------
                                           Name: Mary Bowman
                                                ------------------------------
                                           Title: Vice President
                                                 -----------------------------


                                           Notices to be sent to:

                                           Bank of America National Trust
                                            and Savings Association
                                           CRES #1313
                                           555 South Flower Street, 6th Floor
                                           Los Angeles, CA 90071
                                           Attention: M. Harvey
                                           Telephone: 213/228-4013
                                           Facsimile: 213/228-5389


                                           Payments to be made to:

                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION
                                           333 S. Beaudry Ave.
                                           Loan Accounting Dept #1503
                                           Los Angeles, CA 90017
                                           ABA #: 121 000 358
                                           Credit Account #: 15033-00401
                                           Attention: Unit Representative
                                           Ref: AIMCO Unsecured Revolver

                                           AGENT

                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION,
                                           as Agent


                                           By: /s/ MARY BOWMAN
                                              --------------------------------
                                           Name: Mary Bowman
                                                ------------------------------
                                           Title: Vice President
                                                 -----------------------------
                                           Notices to be sent to:

                                           Bank of America National Trust and
                                            Savings Association
                                           CRES #1313
                                           555 South Flower Street, 6th Floor
                                           Los Angeles, CA 90071
                                           Attention:  M. Harvey
                                           Telephone: 213/228-4013
                                           Facsimile: 213/228-5389


                                           Payments to be made to:

                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION
                                           ABA #: 121 000 358
                                           Credit Account #: 15033-00401
                                           Attention: Unit Representative
                                           Ref: AIMCO Unsecured Revolver

                                           BANKBOSTON, N.A., LENDER AND
                                           DOCUMENTATION AGENT

                                           BANKBOSTON, N.A.



                                           By: /s/ KATHLEEN M. AHERN
                                              --------------------------------
                                           Name:  Kathleen M. Ahern
                                           Title:  Vice President
                                           Notices to be sent to:

                                           BankBoston, N.A.
                                           100 Federal Street
                                           Mail Stop 01-32-04
                                           Boston, MA 02110
                                           Attention: Andrea Martingnetti
                                           Telephone: (617) 434-2835
                                           Facsimile: (617) 434-0645


                                           Payments to be made to:

                                           BANKBOSTON, N.A.
                                           ABA #: 011-000-390
                                           Credit Loan #: 1102655
                                           Attention:  Linda Wheeler/CLS
                                           Ref: AIMCO Unsecured Revolver

                                         NATIONSBANK, N.A.



                                         By: /s/ WILL T. BOWERS, JR.
                                            ------------------------------
                                         Name: Will T. Bowers, Jr.
                                              ----------------------------
                                         Title: Vice President
                                               ---------------------------


                                         Notices to be sent to:
                                         NationsBank, N.A.
                                         901 Main Street, Dallas, TX  75202
                                         Attn:  Will Bowers, Vice President
                                         Telephone:  214-508-0276
                                         Facsimile:  214-508-0276


                                         Payments to be made to:
                                         ABA No.:      111 000 025
                                         Account No.:  Credit GL #136621105 2
                                         At:           NationsBank Texas Credit
                                                       Support Real Estate
                                                       Credit
                                         Reference:    Aimco Properties, L.P.
                                                       Note #5404751
                                         Attn:         Betty Bowers

                                           GUARANTOR SUBSIDIARIES


                                           Address Where Notices to Guarantors
                                           are to be Sent:
                                           1873 South Bellaire Street
                                           17th Floor
                                           Denver, Colorado 90071


                                           APARTMENT INVESTMENT AND
                                           MANAGEMENT COMPANY,
                                           a Maryland corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice Chairman


                                           AIMCO-GP, INC.,
                                           a Delaware corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice President


                                           AIMCO-LP, INC.,
                                           a Delaware corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice President

                                           AIMCO HOLDINGS, LP,
                                           a Delaware limited partnership

                                           By:    AIMCO HOLDINGS QRS, INC.,
                                                  a Delaware corporation,
                                                  General Partner


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice President


                                           AIMCO HOLDINGS QRS, INC.,
                                           a Delaware corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice President


                                           AIMCO SOMERSET, INC.,
                                           a Delaware corporation

                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice President


                                           AIMCO PROPERTIES FINANCE CORP.,
                                           a Delaware corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice President

                                           AIMCO PROPERTIES
                                           FINANCE PARTNERSHIP, L.P.,
                                           a Delaware limited partnership


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice President


                                           AIMCO/OTC QRS, INC.,
                                           a Delaware corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Peter K. Kompaniez
                                                  Vice President

                                           PROPERTY ASSET MANAGEMENT SERVICES,
                                           INC.,
                                           a Delaware corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Name:
                                                  Its:


                                           PROPERTY ASSET MANAGEMENT SERVICES,
                                           L.P.


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Name:
                                                  Its:

                                           NHP MANAGEMENT COMPANY,
                                           a District of Columbia corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Name:
                                                  Its:





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
                                           PROPERTY MANAGEMENT SERVICES-
                                           CALIFORNIA, LLC,
                                           a California limited liability
                                           company


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Name:
                                                  Its:



                                           AMBASSADOR II, L.P.,
                                           a Delaware limited partnership


                                           By: AMBASSADOR II, Inc.,
                                               a Delaware corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Name:
                                                  Its:


                                           AMBASSADOR X, L.P.,
                                           a Delaware limited partnership


                                           By: AMBASSADOR X, Inc.,
                                               a Delaware corporation


                                           By: /s/ PETER K. KOMPANIEZ
                                              -----------------------------
                                                  Name:
                                                  Its:





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